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                                                                   Exhibit 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TAVA Technologies, Inc.
Englewood, Colorado

         We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Form S-3 Registration Statement (SEC File No. 333-38201) of our report dated September 21, 1998, relating to the consolidated financial statements of TAVA Technologies, Inc. and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for its fiscal year ended June 30, 1998.

                                                      /s/ BDO SEIDMAN, LLP
                                                          BDO SEIDMAN, LLP



Denver, Colorado
October 28, 1998